                                               OppenheimerFunds, Inc.
                                           498 Seventh Avenue - 10th Floor
                                                 New York, NY 10018

                                                                       December 26, 2001

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

                  Re:      Oppenheimer International Small Company Fund
                           Reg. No. 333-31537/File No. 811-08299
                           Written Representation of Counsel
                           -----------------------------------------

To the Securities and Exchange Commission:

         On behalf of  Oppenheimer  International  Small Company Fund (the "Fund") and pursuant to paragraph (e) of
Rule 485 under the  Securities  Act of 1933, as amended (the "1933 Act"),  and in connection  with the Amendment on
Form  N-1A  which  is  Post-Effective  Amendment  No.  7 to the 1933  Act  Registration  Statement  of the Fund and
Amendment  No. 9 to its  Registration  Statement  under  the  Investment  Company  Act of  1940,  as  amended,  the undersigned  counsel,  who prepared or reviewed such Amendment,  hereby  represents to the  Commission,  for filing with such Amendment,  that said Amendment does not contain  disclosures  which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

                                                              Sincerely,

                                                              /s/ Mitchell J. Lindauer

                                                              Mitchell J. Lindauer
                                                              Vice President &
                                                              Assistant General Counsel
                                                              (212) 323-0254
                                                              MLINDAUER@OPPENHEIMERFUNDS.COM
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